Exhibit 10.8

BIONDVAX PHARMACEUTICALS LTD.

_______, _________

ATT.

Registrations Company of Bank Leumi le – Israel Ltd.	This document is valuable

Dear sirs,

Re: Allotment letter no.         of       option documents (series            ) of Biondvax Pharmaceuticals Ltd.

Hereby allocated to your name are  ________ option documents (series _____) of of Biondvax Pharmaceuticals Ltd. from no. _______ to no. ______ in accordance with the provision in the Company's shelf prospectus published on _____ _____.

The allocated securities will be registered to your name in the Company's securities registry.

This allotment letter will remain in force as long as you are not given oprion document certificates (series _____) in return for submiting this letter to the Company.

This allotment letter can be splitted, assigned or waived in accordance with the provisions of the shelf prospectus.

Sincerely,

Biondvax Pharmaceuticals Ltd.

Advocate's Certification

I, the undersigned, Adv. _________, hereby certify that this allotment letter was dully signed by the authorized Company signtories of Biondvax Pharmaceuticals Ltd.

______________

Adv. __________